UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 31, 2006 (May 30, 2006)
ANDREW CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	001-14617	36-2092797

(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3 Westbrook Corporate Center, Suite 900, Westchester, IL 60154
(Address, including zip code, of principal executive offices)
Registrant’s telephone number, including area code, (708) 236-6600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     Agreement and Plan of Merger
     On May 30, 2006, Andrew Corporation entered into a definitive merger agreement with ADC Telecommunications, Inc. for an all-stock merger transaction providing for the merger of Hazeltine Merger Sub, Inc., a wholly-owned subsidiary of ADC, with and into Andrew.
     Under the terms of the merger agreement, which has been approved by the boards of directors of both companies, Andrew will become a wholly owned subsidiary of ADC and its shareholders will receive 0.57shares of ADC common stock for each share of Andrew common stock they hold. The transaction is expected to qualify as a tax-free reorganization. Andrew’s 3 1/4 % Convertible Subordinated Notes Due 2013 will become convertible into ADC shares.
     Upon completion of the transaction, ADC shareholders will own approximately 56 percent of the combined company and Andrew shareholders will own approximately 44 percent of the combined company. The board of directors of ADC will have four directors initially designated by Andrew and eight directors initially designated by ADC, for a total of 12 directors.
     The merger is subject to customary regulatory and governmental reviews in the United States and elsewhere, as well as the approval by shareholders of both companies and other customary conditions to closing.
     The foregoing description of the merger agreement does not purport to be complete and is qualified in its entirety by reference to the merger agreement, which is filed as Exhibit 2.1 hereto and incorporated into this report by reference. In addition, a copy of a press release announcing the transaction is attached hereto as Exhibit 99.1 and is incorporated into this report by reference.
     Rights Agreement
     The information contained in Item 3.03 below is incorporated by reference into this Item 1.01.
     Management Incentive Plan
     On May 30, 2006, the Compensation Committee of the Board of Directors of Andrew amended Andrew’s Management Incentive Plan (“MIP”) subject to and contingent on the consummation of the merger to extend the exercise period of options under the MIP that vest solely upon the occurrence of a change in control. Prior to amendment, the MIP provided for a 90-day exercise period with respect to such options. The amended MIP provides that upon consummation of the merger, the exercise period of options that vest solely upon a change in control shall expire on the earlier of (a) the expiration of the applicable option term or (b) the later of (i) the fifteenth day of the second calendar month following the date on which the option exercise period would otherwise expire pursuant to the terms of the MIP immediately prior to the amendment or (ii) the last day of the calendar year following the date on which the option exercise period would otherwise expire pursuant to the terms of the MIP immediately prior to the amendment.

     Employee Stock Purchase Plan
     On May 30, 2006, the Compensation Committee of the Board of Directors of Andrew amended Andrew’s Employee Stock Purchase Plan (“ESPP”) that was terminated in February of 2006 to remove the plan’s one-year restriction on sale and transferability of shares purchased pursuant to the plan. Prior to amendment, the one-year restriction applicable to shares purchased in the final offering period under the ESPP prior to its termination was scheduled to lapse on October 1, 2006. After the amendment, such shares became immediately salable and transferable under the terms of the terminated ESPP.
     Additional Information and Where to Find It
     In connection with the proposed transaction, a registration statement on Form S-4 will be filed with the SEC. SHAREHOLDERS OF ADC AND STOCKHOLDERS OF ANDREW ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE JOINT PROXY STATEMENT/ PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. The final joint proxy statement/prospectus will be mailed to shareholders of ADC and stockholders of Andrew. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, www.sec.gov. Investors and security holders may also obtain the documents free of charge from Investor Relations at ADC by writing Investor Relations, ADC Telecommunications, Inc., P.O. Box 1101, Minneapolis, Minnesota 55440-1101; or calling 952-917-0991; or at www.adc.com/investorrelations/financialinformation/secfilings/. Investors and security holders may also obtain the documents free of charge from Investor Relations of Andrew by writing Investor Relations, Andrew Corporation, 3 Westbrook Corporate Center, Suite 900, Westchester, Illinois 60154; or calling (800) 232-6767; or at http://www.andrew.com/investors/sec
     Participants in Solicitation
     ADC, Andrew and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the merger. Information concerning ADC’s participants is set forth in the proxy statement dated, January 24, 2006, for ADC’s 2006 annual meeting of shareholders as filed with the SEC on Schedule 14A. Information concerning Andrew’s participants is set forth in the proxy statement, dated December 30, 2005, for Andrew’s 2006 annual meeting of stockholders as filed with the SEC on Schedule 14A. Additional information regarding the interests of participants of ADC and Andrew in the solicitation of proxies in respect of the merger will be included in the registration statement and joint proxy statement/prospectus to be filed with the SEC.
Item 3.03 Material Modification to Rights of Security Holders
     Effective as of May 30, 2006, Andrew entered into a second amendment (the “Second Amendment”) to the Rights Agreement, dated as of November 14, 1996, as amended, with

Computershare Investor Services LLC, as successor Rights Agent (as further amended, the “Rights Agreement”). Under the Second Amendment to the Rights Agreement, which was approved by the Board of Directors of Andrew on May 30, 2006, neither the execution and delivery of the merger agreement nor the consummation of the transactions contemplated thereby shall cause ADC or Hazeltine Merger Sub, Inc. to become an Acquiring Person (within the meaning of the Rights Agreement). In the event the merger agreement is terminated without consummation of the merger contemplated thereby, the Second Amendment to the Rights Agreement will no longer be applicable and will cease to be of any further force and effect.
     The foregoing description of the Amendment to the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment to the Rights Agreement, which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits

Exhibit Number	Exhibit Description

2.1	Agreement and Plan of Merger dated as of May 30, 2006, among ADC Telecommunications, Inc., Hazeltine Merger Sub, Inc. and Andrew Corporation.

4.1	Second Amendment, dated May 30, 2006, to the Stockholder Rights Agreement dated November 14.

99.1	Press Release dated May 31, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANDREW CORPORATION
By:	/s/: Marty R. Kittrell
	Name:	Marty R. Kittrell
	Title:	Chief Financial Officer

Dated: May 31, 2006

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated as of May 30, 2006, among ADC Telecommunications, Inc., Hazeltine Merger Sub, Inc. and Andrew Corporation.

4.1	Second Amendment, dated as of May 30, 2006, to the Stockholder Rights Agreement dated November 14, 1996.

99.1	Press Release dated May 31, 2006.